                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 17, 2003
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                              --------------------

                          DEL GLOBAL TECHNOLOGIES CORP.
               (Exact name of registrant as specified in Charter)
                              --------------------

            New York                       0-3319             13-1784308
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    (State or other jurisdiction        (Commission          (IRS Employer
    of incorporation)                   File Number)         Identification No.)

One Commerce Park, Valhalla, NY                                      10595
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(Address of Principal Executive Offices)                           (Zip Code)

Registrant's telephone number, including area code:  (914) 686-3600
                                                     --------------

          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.     Other Events.
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            The  Board  of  Directors  of Del  Global  Technologies  Corp.  (the
"Company")  voted to terminate the Rights  Agreement,  dated as of September 10,
2001 (the  "Rights  Agreement")  by and between the Company and Mellon  Investor
Services  LLC, as Rights Agent (the "Rights  Agent").  The  termination  will be effective on September  30, 2003.  The plan will be  terminated  by amending the
Rights  Agreement  to  accelerate  the  expiration  date  of the  rights  issued thereunder.  Under the terms of the  amendment,  the rights  will  expire at the close of business on September  30, 2003,  rather than on September 17, 2011, as initially provided.

            The terms of the amendment to the Rights  Agreement are set forth in
Amendment  No. 1 to Rights  Agreement,  dated as of July 25,  2003,  between the
Company and the Rights  Agent,  a copy of which is being  filed as Exhibit  4.01 hereto and is incorporated herein by reference.

            On July 17, 2003,  the Company's  Board of Directors  voted to amend the Company's  by-laws.  This amendment  allows  stockholders who own 25% of the
Company's stock to call a special meeting,  which must be held within 60 days of notice.  The amended  provisions of the By-Laws may not be changed again without stockholder approval. Attached hereto as Exhibit 3.01 and incorporated herein by reference  is a copy of Amendment  No. 1 to the Amended and Restated  By-Laws of
the Company.

            In addition, a press release issued by the Company on July 29, 2003, in connection with the amendments to the Rights Agreement and the by-laws, which also  includes the  Company's  financial  and  operating  outlook for the fourth quarter  ended  August 1, 2003,  is being filed as Exhibit  99.01  hereto and is incorporated herein by reference.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
            -------------------------------------------------------------------

(a)         Financial Statements of Business Acquired

            Not Applicable.

(b)         Pro Forma Financial Information

            Not Applicable.

(c)         Exhibits

            3.01   Amendment  No.  1 to  Amended  and  Restated  By-Laws  of the
                   Company, dated July 17, 2003

            4.01   Amendment  No. 1 to  Rights  Agreement,  dated as of July 25,
                   2003, between the Company and Mellon Investor Services LLC as
                   Rights Agent.

            99.01  Press  Release  dated July 29,  2003,  issued by the  Company announcing termination of the Rights Agreement, the amendment of the Company's  by-laws and announcing the Company's fourth quarter outlook for fiscal 2003.

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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

            Dated:  July 30, 2003

                                             DEL GLOBAL TECHNOLOGIES CORP.

                                            By: /s/ Samuel E. Park
                                                --------------------------------
                                                Samuel E. Park
                                                President and Chief Executive
                                                Officer

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                                  EXHIBIT INDEX
                                  -------------

          Exhibit No.                      Description
          -----------                      -----------

            3.01             Amendment No. 1 to Amended and Restated  By-Laws of
                             the Company, dated July 17, 2003.

            4.01             Amendment  No. 1 to Rights  Agreement,  dated as of
                             July 25,  2003,  between  the  Company  and  Mellon
                             Investor Services LLC as Rights Agent

            99.01            Press  Release  dated July 29,  2003  issued by the
                             Company   announcing   termination  of  the  Rights
                             Agreement,  the amendment of the Company's  by-laws
                             and announcing the Company's fourth quarter outlook
                             for fiscal 2003.

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